John Hancock Funds II

Global Absolute Return Strategies Fund (the fund)

Supplement dated April 6, 2019 to the current Prospectus, as may be supplemented

Effective immediately, Guy Stern is no longer the portfolio manager of the fund. Accordingly, all references to Mr. Stern are removed from the prospectus.

Also, effective immediately, Aymeric Forest is added as the portfolio manager of the fund. Mr. Forest is primarily responsible for the day-to-day management of the fund’s portfolio.

Accordingly, the following replaces in its entirety the portfolio manager information in the “Fund summary” section of the prospectus under the heading “Portfolio management”:

Aymeric Forest, CFA Global Head of Multi-Asset Investing Managed the fund since 2019

The following information relating to Mr. Forest is added to the portfolio manager information in “Fund details” under the heading “Who’s who – Subadvisor”:

Aymeric Forest, CFA

•	Global Head of Multi-Asset Living
•	Managed the Fund since 2019
•	Joined Aberdeen Standard Investments in 2019
•	Began business career in 1996

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

John Hancock Funds II

Global Absolute Return Strategies Fund (the fund)

Supplement dated April 6, 2019 to the current Statement of Additional Information (the SAI), as may be supplemented

Effective immediately, Guy Stern is no longer the portfolio manager of the fund. Accordingly, all references to Mr. Stern are removed from the SAI.

Also, effective immediately, Aymeric Forest is added as the portfolio manager of the fund. Mr. Forest is primarily responsible for the day-to-day management of the fund’s portfolio.

Accordingly, the following supplements the information presented in Appendix B of the SAI, which provides additional information about the portfolio manager of the subadvisor, Standard Life Investments (Corporate Funds) Limited.

PORTFOLIO MANAGERS AND OTHER ACCOUNTS MANAGED

The following table shows the portfolio manager at Standard Life Investments (Corporate Funds) Limited who is primarily responsible for the day-to-day management of the fund’s portfolio.

Fund	Portfolio Managers
Global Absolute Return Strategies Fund	Aymeric Forest

The following table reflects information regarding other accounts for which the portfolio manager to the fund day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is the portfolio manager’s investment in the fund.

The following table reflects information as of February 28, 2019 for Mr. Forest:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Aymeric Forest	1	$80.25	5	$19,777.99	1	$5,657.58

Other Accounts Managed — Of total listed above, those for which advisory fee is based on performance

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Aymeric Forest	0	$0	1	$516,459.83	0	$0

Mr. Forest did not beneficially own any shares of the fund as of February 28, 2019.

You should read this Supplement in conjunction with the SAI and retain it for future reference.